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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

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                                   FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of report:                                          July 20, 2004
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(Date of earliest event reported):                       July 20, 2004
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                                LOEWS CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                  (State or other jurisdiction of Incorporation)


       1-6541                                                   13-2646102
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   (Commission                                            (IRS Employer
    File Number                                            Identification No.)


667 Madison Avenue, New York, N.Y.                             10021-8087
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(Address of principal executive offices)                       (Zip code)



Registrant's telephone number, including area code           (212) 521-2000
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 9.  Regulation FD Disclosure

  The information in this Current Report is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

  On July 20, 2004 Walter L. Harris was elected a director of the Registrant. Mr. Harris is President and Chief Executive Officer of Tanenbaum-Harber Co., Inc. a risk management and insurance brokerage firm. Mr. Harris resigned as a director of the Registrant's CNA Financial Corporation subsidiary prior to becoming a director of the Registrant.

                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 LOEWS CORPORATION
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                                                 (Registrant)




Dated:  July 20, 2004                       By:    /s/  Gary W. Garson
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                                                 Gary W. Garson
                                                 Senior Vice President
                                                 General Counsel and Secretary

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